(Write-down) and Gain on Sale of Vessels	6 Months Ended
Jun. 30, 2018
Property, Plant and Equipment [Abstract]
(Write-down) and Gain on Sale of Vessels
(Write-down) and Gain on Sale of Vessels

During the three and six months ended June 30, 2018, the carrying value of the Cidade de Rio das Ostras and Piranema Spirit FPSOs were written down to their estimated fair values, using a discounted cash flow valuation, as a result of a reassessment of the future redeployment assumptions for both units. The Partnership's consolidated statement of (loss) income for the three and six months ended June 30, 2018 includes a $180.2 million write-down related to these vessels. The write-down is included in the Partnership's FPSO segment.
During the three and six months ended June 30, 2018, the Partnership sold a 1998 built shuttle tanker, the Navion Britannia, for net proceeds of $10.4 million. The Partnership's consolidated statement of (loss) income for the three and six months ended June 30, 2018 includes a $2.6 million gain related to the sale of this vessel. The gain on sale is included in the Partnership's shuttle tanker segment.
During the six months ended June 30, 2018, the carrying value of the Nordic Spirit and Stena Spirit shuttle tankers were written down to their estimated fair values, using appraised values, due to the redelivery of these vessels from their charterer after completing their bareboat charter contracts in May 2018 and the resulting change in the expectations for the future opportunities for the vessels. The Partnership's consolidated statement of (loss) income for the six months ended June 30, 2018 includes a $29.7 million write-down related to these vessels, of which $14.8 million is included in a 50%-owned subsidiary of the Partnership. The write-down is included in the Partnership's shuttle tanker segment. The Stena Spirit shuttle tanker was classified as held for sale as at June 30, 2018.